                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
                DIVIDEND REINVESTMENT PLAN      31
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VQC
------------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
Six-month total return                              4.98%        2.65%
--------------------------------------------------------------------------
One-year total return                               8.12%       11.06%
--------------------------------------------------------------------------
Five-year average annual total return               6.73%        8.31%
--------------------------------------------------------------------------
Life-of-Trust average annual total return           6.55%        7.24%
--------------------------------------------------------------------------
Commencement date                                              9/27/91
--------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                         5.80%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                   10.00%
--------------------------------------------------------------------------
Preferred share rate(5)                                          3.58%
--------------------------------------------------------------------------
Net asset value                                                 $16.48
--------------------------------------------------------------------------
Closing common stock price                                      $15.20
--------------------------------------------------------------------------
Six-month high common stock price (01/11/01)                    $16.00
--------------------------------------------------------------------------
Six-month low common stock price (12/13/00)                     $14.50
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  52.3%   [PIE CHART]
- AA/Aa..............  13.8%
- A/A................   7.9%
- BBB/Baa............  11.0%
- Non-Rated..........  15.0%
As of October 31, 2000
- AAA/Aaa............  49.6%   [PIE CHART]
- AA/Aa..............  13.2%
- A/A................   8.1%
- BBB/Baa............  12.4%
- Non-Rated..........  16.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0735
12/00                                                                      0.0735                             0.1057
1/01                                                                       0.0735
2/01                                                                       0.0735
3/01                                                                       0.0735
4/01                                                                       0.0735

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                            17.40                              19.20
Tax District                                                               13.80                              12.90
Retail Electric/Gas/Telephone                                              11.80                              10.90
Public Building                                                             9.80                               9.20
Multi-Family Housing                                                        8.80                               8.40

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through April 2001) [INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      14.8100                            15.0000
                                                                          15.0700                            14.3750
                                                                          14.9000                            15.6250
                                                                          15.4500                            14.7500
9/92                                                                      15.7200                            15.0000
                                                                          15.6400                            14.7500
                                                                          16.7800                            16.2500
                                                                          17.0700                            16.3750
9/93                                                                      17.7000                            17.3750
                                                                          17.4200                            16.7500
                                                                          15.6700                            15.1250
                                                                          15.4300                            15.2500
9/94                                                                      15.2100                            14.8750
                                                                          14.3500                            12.7500
                                                                          15.6900                            14.7500
                                                                          15.9400                            15.0000
9/95                                                                      16.1700                            15.2500
                                                                          16.8700                            15.3750
                                                                          16.1600                            15.8750
                                                                          16.1000                            15.2500
9/96                                                                      16.5100                            15.8750
                                                                          16.6700                            16.6250
                                                                          16.4200                            15.1250
                                                                          16.8600                            16.7500
9/97                                                                      17.2600                            16.8125
                                                                          17.6000                            17.0625
                                                                          17.5600                            17.5000
                                                                          17.6000                            17.3125
9/98                                                                      18.0700                            18.1875
                                                                          17.6200                            18.4375
                                                                          17.5000                            17.6875
                                                                          16.7300                            16.6250
9/99                                                                      16.2500                            16.5625
                                                                          15.5800                            13.4375
                                                                          15.9900                            15.0000
                                                                          16.0500                            15.2500
9/00                                                                      16.4900                            15.5625
                                                                          17.0300                            14.8750
                                                                          17.0300                            15.1000
4/01                                                                      16.4800                            15.2000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE MAY 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought that interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    The California municipal market has struggled, however, due to several ominous developments, including the recent downgrade in the state's credit rating (from AA to A+) by Standard & Poor's Rating Group, the region's power-supply crisis, and the stock market decline and its impact on Silicon Valley technology firms and investors in general. These factors have dramatically altered the California municipal market, which just six months ago was trading at a premium to the national market. In recent months, its performance has lagged that of the national bond indexes.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought us a mixed bag of company announcements and economic indicators. For example, layoffs continued and corporate earnings remained under pressure from slowing economic activity, especially in the technology sector, but we did hear news from a few major companies, such as IBM, that were optimistic about meeting their goals for 2001. With such a strong presence in the technology industry, California's economy will likely be affected by the fortunes of its many technology companies and related industries.

    The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and
0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. However, excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Investor demand for municipal bond issues has held up well, possibly due to the rough going in the stock market, but the supply of California municipal bonds is expected to increase this year. So far, issuance for the first quarter of 2001 was up 53 percent, compared to the first quarter 2000, to $7.29 billion.

    The portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0735 per share translates to a distribution rate of 5.80 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 10.00 percent on a taxable investment (for an investor in the 42 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 4.98 percent based on market price. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers California Municipal Bond Index produced a total return of 3.05 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Reacting to the changing market
environment in California, our primary objective was to add credit quality to the portfolio rather than to pursue higher-yielding opportunities. In general, we were able to accomplish this goal, due in part to added investment in high-grade bonds.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into a degree of price support within this market segment, which was a positive for the performance of this portion of the trust's portfolio.

    As we made new investments, especially in the later stages of the reporting period, we moved assets into AA or AAA rated securities, seeking to maintain a high credit-quality profile. Also, we looked to the long-intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 15-to-20-year range, a segment of the market that we believed to offer the best relative value. We deemed longer-term securities to be slightly more risky, reasoning that the Fed's rate cuts at the short end of the maturity spectrum made it more likely that the municipal yield curve would steepen--that is; short-term rates would decline more than long-term rates.

    Other favored investments included longer-term premium bonds priced to an early call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a much shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that the opportunity to invest in these securities offered a good balance of risk and reward.

    The portfolio's weighted average maturity fell to 17.98 years, down slightly from 18.59 years. This is consistent with our goal of making the portfolio somewhat less sensitive to changes in interest rates. A statistical measure of this sensitivity, known as duration, was down by 0.22 years over the period, reflecting our efforts to maintain a duration that is equal to or slightly less than that of the trust's performance benchmark--the Lehman Brothers California Municipal Bond Index.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 74.0 percent of total long-term investments. This includes the trust's increased allocation to AAA rated securities (the highest rating category), which climbed to 52.3 percent as of

April 30, 2001, up from 49.6 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 11.0 percent, down by 1.4 percent, while nonrated bonds accounted for 15.0 percent, a decrease of 1.7 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. General purpose bonds remained the largest portion of the trust, with 17.4 percent of long-term investments in this sector as of April 30, 2001, down by 1.8 percent over the period. Tax district bonds were still the trust's second largest holding, representing 13.8 percent, up from 12.9 percent as of October 31, 2000.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets are expecting further rate cuts by the Fed but these expectations may already be fully reflected in current price levels. We remain optimistic that the economy, with support from the Fed, can maintain sufficient momentum to avoid falling into recession, but this is by no means a certainty.

    While additional rate cuts by the Federal Reserve may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors may refocus on allocating their assets into a prudent mix of stocks and bonds. This may be especially true if the equity market regains its earlier momentum, helping to boost the confidence level of investors and consumers.

    We believe the high state income tax rate for California residents will help sustain demand for California municipal bonds, although the rapidly growing supply is likely to outpace statewide demand, keeping prices down and yields up. Investors other than state residents, such as institutional accounts and mutual funds, could step up to absorb excess supply.

    The supply of California municipal bonds may increase sharply when the state's largest-ever bond issue hits the market later this year. The state will issue $10 billion in new bonds, of which $8 billion will be in tax-exempt California municipals, to help offset the state's huge energy-related expenditures and build up the state's fiscal surplus in case more support is needed.

    Questions remain, however, as to how the state's energy shortages will affect the markets during the summer, when demand for electricity reaches its peak. No comprehensive energy recovery plan appears imminent, so we will continue to limit the portfolio's exposure to this volatile sector.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors. With a portion of its assets still in higher-yielding municipal securities, the fund could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we are optimistic that the California municipal market will stabilize over the next few months. In the meantime, we will maintain the fund's current orientation toward high credit quality while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  99.1%
          CALIFORNIA  97.1%
$1,390    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn Childrens Hosp Med Cent..............  5.875%   12/01/19   $  1,475,582
   500    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn Childrens Hosp Med Cent..............  6.000    12/01/29        533,295
 1,000    Abag Fin Auth For Nonprofit Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg.....  6.400    08/15/30      1,035,160
 1,000    Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd).................  5.875    04/01/22      1,043,300
 3,600    Benicia, CA Uni Sch Dist Cap Apprec Ser B
          (MBIA Insd)................................   *       08/01/25        915,732
 1,000    Benicia, CA Uni Sch Dist Ser B (MBIA
          Insd)......................................   *       08/01/18        388,550
 1,610    Blythe, CA Redev Agy Redev Proj No 1 Tax
          Alloc Ser A Rfdg...........................  7.500    05/01/23      1,748,074
 1,055    Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition................................  7.000    04/01/27      1,110,145
 2,435    California Edl Facs Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd)..........   *       10/01/29        416,896
 1,000    California Edl Facs Auth Rev Pooled College
          & Univ Proj Ser B..........................  6.125    04/01/13      1,059,700
 1,000    California Edl Facs Auth Rev Pooled College
          & Univ Ser B...............................  6.625    06/01/20      1,059,130
 2,000    California Edl Facs Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)...................  6.000    03/01/16      2,115,580
 2,500    California Hlth Facs Fin Cedars Sinai Med
          Cent Ser A.................................  6.125    12/01/19      2,619,800
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd)......................   *       08/01/24        248,160

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)................................  6.100%   02/01/28   $  1,036,210
   970    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)...............................  6.100    08/01/29      1,009,527
 1,090    California Hsg Fin Agy Rev Home Mtg Ser F
          (FHA Gtd)..................................  6.750    08/01/11      1,114,710
 2,120    California Hsg Fin Agy Rev Insd Hsg Ser E
          (MBIA Insd)................................  7.000    08/01/26      2,180,886
 3,000    California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II........................  6.850    08/01/15      3,102,630
 8,190    California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II........................  6.875    08/01/24      8,453,472
10,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd) (a)...  6.000    07/01/27     10,135,500
 4,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (AMBAC
          Insd)......................................  6.400    12/01/24      4,095,920
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co Ser B (MBIA
          Insd)......................................  5.450    09/01/29        990,660
 2,000    California Pollutn Ctl Fin Auth Solid Waste
          Disp Rev North Cnty Recycling Ser A
          (Prerefunded @ 07/01/04)...................  6.750    07/01/17      2,278,200
 1,365    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Pgm Ser B (GNMA
          Collateralized)............................  6.250    12/01/31      1,451,391
   595    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized)............................  7.800    02/01/28        675,593
 1,060    California Spl Dists Assn Fin Corp Ctfs
          Partn Spl Dists Fin Pgm Ser KK (FSA
          Insd)......................................  5.800    11/01/29      1,106,767
 1,275    California St (FGIC Insd)..................  4.750    04/01/20      1,175,346
 1,000    California St..............................  4.750    12/01/28        872,650
 3,655    California St Cpn Muni Rcpts...............   *       03/01/08      2,638,398
 3,655    California St Cpn Muni Rcpts...............   *       09/01/09      2,428,455

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$9,600    California St Prin Muni Rcpts..............   *       09/01/09   $  6,378,432
 1,000    California St Pub Wks Brd Lease Rev Dept
          Hlth Svcs Ser A (MBIA Insd)................  5.750%   11/01/24      1,044,920
 2,340    California St Rfdg (FGIC Insd).............  5.000    02/01/23      2,232,079
 1,000    California St Veterans (AMBAC Insd)........  6.200    02/01/16      1,000,590
 2,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/16      1,982,660
 1,500    California St Veterans Ser BJ..............  5.700    12/01/32      1,486,890
 2,000    California Statewide Cmntys Dev Auth Ctfs
          Partn......................................  7.250    11/01/29      2,062,980
 2,000    Campbell, CA Redev Agy Tax Alloc Cent
          Campbell Redev Proj Ser A..................  6.550    10/01/32      2,093,340
 1,595    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd)......................................   *       08/01/24        432,197
 1,675    Cardiff, CA Sch Dist Cap Apprec (FGIC
          Insd)......................................   *       08/01/25        428,080
 1,500    Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1.......................................  7.375    09/02/22      1,577,055
 1,085    Cathedral City, CA Pub Fing Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/27        246,783
 1,085    Cathedral City, CA Pub Fing Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/28        232,993
 2,545    Chula Vista, CA Redev Agy Tax Alloc Sr
          Bayfront Ser D Rfdg........................  8.625    09/01/24      3,025,114
 1,000    Coachella, CA Redev Agy Tax Alloc Proj Area
          No 3 Rfdg..................................  5.875    12/01/28        977,910
 1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
          Corridor Redev.............................  6.300    09/01/36      1,026,940
   370    Contra Costa Cnty, CA Pub Fin Auth Tax
          Alloc Rev Ser A............................  7.100    08/01/22        382,495
   630    Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A...........................  6.500    09/01/15        658,552
 1,855    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03)..................................  9.250    01/01/22      2,075,244
 1,000    Duarte, CA Redev Agy Tax Alloc Davis
          Addition Proj Area Rfdg....................  6.700    09/01/14      1,065,320
 1,000    East Bay, CA Mun Util Dist Spl Dist No 1
          Ser E (FGIC Insd)..........................  5.000    04/01/15      1,000,410
 1,000    East Bay, CA Mun Util Dist Wtr Sys Rev
          (MBIA Insd)................................  4.750    06/01/28        903,670

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    El Segundo, CA Uni Sch Dist Cap Apprec
          Election 1997 Ser C (FSA Insd).............   *       08/01/24   $    270,970
 1,220    Emeryville, CA Pub Fing Auth Rev Assmt Dist
          Refing.....................................  5.900%   09/02/21      1,208,630
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd).....  5.375    08/15/29      1,002,810
   845    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)..................................  7.875    02/01/15        906,668
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)..........................  5.250    12/01/19      1,002,350
15,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/26      3,136,500
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/30        634,920
 2,500    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (b)............... 0/5.875   01/15/27      1,446,125
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A (b)...... 0/7.050   01/01/10      1,871,560
 1,000    Glendale, CA Uni Sch Dist Ser C (FSA
          Insd)......................................  5.500    09/01/19      1,025,980
 2,000    Hawaii Desert, CA Mem Hlthcare Dist Rev
          Rfdg.......................................  5.500    10/01/19      1,757,860
 1,500    Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj................  7.000    08/01/24      1,548,360
 1,000    Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A....................  6.200    10/01/25      1,018,630
 6,000    Long Beach, CA Hbr Rev Ser A (FGIC Insd)...  5.250    05/15/18      5,963,100
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser B (FSA
          Insd)......................................  4.750    07/01/24        907,830
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser C Rfdg
          (AMBAC Insd)...............................  5.000    07/01/23      1,908,860
12,000    Los Angeles Cnty, CA Pension Oblig Ctfs Ltd
          Muni Oblig Ser A (MBIA Insd)...............  6.900    06/30/08     13,866,600
 1,200    Los Angeles Cnty, CA Sch Regionalized
          Business Serv Ctfs Partn Cap Apprec Pooled
          Fing Ser A (AMBAC Insd)....................   *       08/01/26        284,976

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,900    Los Angeles, CA Ctfs Partn.................  5.700%   02/01/18   $  1,896,770
 1,000    Los Angeles, CA Ctfs Partn Sr Sonnenblick
          Del Rio W L. A. (AMBAC Insd)...............  6.000    11/01/19      1,081,360
 1,468    Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)............................  5.700    12/01/27      1,510,410
 1,560    Los Angeles, CA Single Family Home Mtg Rev
          Pgm Ser A (GNMA Collateralized)............  6.875    06/01/25      1,591,762
 1,375    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
          (MBIA Insd) (c)............................  5.375    07/01/14      1,421,241
 1,000    Los Angeles, CA Wtr & Pwr Rev Sys Ser A
          (MBIA Insd) (c)............................  5.375    07/01/18      1,005,430
 1,000    Mendocino Cnty, CA Ctfs Partn Cnty Pub Facs
          Corp (MBIA Insd)...........................  5.250    06/01/30        981,670
 2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg.................................  4.750    07/01/22      1,827,620
 3,720    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd)......................   *       08/01/27        743,182
 1,110    Mountain View Los Altos, CA Uni High Sch
          Dist Cap Apprec Ser D......................   *       08/01/24        300,777
 1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       09/01/17        411,830
 1,000    Murrieta, CA Ctfs Partn Police Fac Proj
          (FSA Insd).................................  4.600    03/01/16        946,450
 2,000    Needles, CA Pub Util Auth Util Sys
          Acquisition Proj Ser A.....................  6.500    02/01/22      1,978,420
 1,500    Newport Beach, CA Spl Tax Spl Impt Dist No
          95-1 Ser A.................................  6.750    09/01/20      1,577,340
 2,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj, 144A-Private
          Placement (Prerefunded @ 11/15/06) (d).....  6.750    11/15/14      2,313,320
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty Ctfs
          Partn, 144A-Private Placement (Prerefunded
          @ 11/15/05) (d)............................  7.000    05/15/11      1,149,850
 2,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)......................................  5.750    06/01/15      2,093,260
 1,500    Pasadena, CA Spl Tax Cmnty Fac Dist No 1
          Civic Cent West............................   *       12/01/07      1,122,900
 2,000    Pittsburg, CA Redev Agy Tax Alloc Los
          Medanos Cmnty Dev Proj (AMBAC Insd)........   *       08/01/25        500,420

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,375    Pittsburg, CA Redev Agy Tax Alloc Los
          Medanos Cmnty Dev Proj (AMBAC Insd)........   *       08/01/26   $    324,129
 1,100    Pomona, CA Redev Agy Tax Alloc Downtown No
          2 Redev Proj Ser U Rfdg....................  5.750%   04/01/19      1,077,670
 1,000    Port of Oakland, CA Spl Fac Rev Mitsui
          O.S.K. Line Ltd Ser A (LOC: Industrial Bank
          of Japan)..................................  6.800    01/01/19      1,010,620
 1,165    Redding, CA Redev Agy Tax Alloc Market
          Street Redev Proj Ser A....................  6.700    09/01/23      1,211,705
 2,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd).....................  4.750    08/01/21      1,839,080
 1,000    Redondo Beach, CA Pub Fin Auth Rev South
          Bay Cent Redev Proj........................  7.000    07/01/16      1,077,250
 2,000    Richmond, CA Rev YMCA East Bay Proj Rfdg...  7.250    06/01/17      2,046,620
 1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac Proj
          Rfdg (AMBAC Insd)..........................  4.750    10/01/27        903,190
 1,900    Sacramento Cnty, CA Santn Dist Fing Auth
          Rev Ser A..................................  5.875    12/01/27      1,966,595
 1,500    Sacramento, CA City Fing Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)................  4.750    05/01/23      1,362,240
 2,500    San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A...................  7.000    09/01/24      2,611,050
 2,575    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/24        697,748
 2,660    San Bruno Pk, CA Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/25        679,816
 6,000    San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs
          Partn Ser B (Inverse Fltg) (Prerefunded @
          04/27/06) (MBIA Insd) (e)..................  8.770    04/08/21      7,425,000
 2,000    San Diego, CA Convention Cent Expansion
          Fing Auth Lease Rev Ser A (AMBAC Insd).....  4.750    04/01/28      1,802,920
 5,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd)....................  6.100    09/01/19      5,169,900
 2,650    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd).....................  6.400    09/01/18      2,740,073

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A.................................  6.400%   09/01/25   $  1,042,970
 1,000    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd)......................................  5.800    05/01/21      1,030,960
 1,500    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 23-B (FGIC
          Insd)......................................  5.000    05/01/24      1,433,865
 3,000    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/08      2,141,910
 3,520    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/09      2,374,944
 4,250    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/12      2,396,660
 2,130    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone...................   *       07/01/14      1,056,587
   800    San Francisco, CA City & Cnty Redev Agy
          Lease Rev George Moscone (FSA Insd)........  6.750    07/01/15        882,344
 1,200    San Jose Evergreen, CA Cmnty Coll Dist Cap
          Apprec Ser C (AMBAC Insd)..................   *       09/01/10        767,496
 1,000    San Jose, CA Single Family Mtg Rev Cap
          Accumulator (GEMIC Mtg Collateralized).....   *       04/01/16        449,960
 2,000    San Leandro, CA Ctfs Partn Libr & Fire
          Stations Fing (AMBAC Insd).................  5.750    11/01/29      2,085,700
 1,000    San Marcos, CA Pub Fac Auth Sub Tax Incrmnt
          Proj Area 3 Ser A..........................  6.750    10/01/30      1,038,660
 1,575    San Marcos, CA Redev Agy Tax Alloc.........  6.000    08/01/29      1,567,393
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd).............  4.750    07/15/23        911,950
 1,000    Santa Ana, CA Multi-Family Hsg Rev Villa
          Del Sol Apts Ser B (FNMA Collateralized)...  5.650    11/01/21      1,025,350
 2,000    Santa Clarita, CA Cmnty Fac Dist Spl Tax No
          92-1 Ser A.................................  7.450    11/15/10      2,097,460
 1,645    Santa Monica-Malibu, CA Uni Sch Dist Cap
          Apprec.....................................   *       08/01/15        775,634
 1,000    Santa Monica-Malibu, CA Uni Sch Dist Cap
          Apprec (FGIC Insd).........................   *       08/01/23        287,870
 1,325    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg..............................  6.000    09/01/12      1,396,696

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,050    Southern CA Home Fin Auth Single Family Mtg
          Rev Pgm Ser B (GNMA Collateralized)........  6.900%   10/01/24   $  1,082,004
 5,000    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs................................  6.750    07/01/12      5,851,500
 1,000    Stockton, CA Cmnty Fac Dist Spl Tax No 1-A
          Mello Roos-Weston Ranch Ser A..............  5.800    09/01/14      1,017,640
 1,000    Stockton, CA South Stockton Cmnty Facs Dist
          Spl Tax No 90-1 Rfdg.......................  6.400    09/01/15      1,031,070
 1,000    Sweetwater, CA Uni High Sch Dist Ctfs Partn
          (FSA Insd).................................  5.000    09/01/25        948,050
 2,795    Ukiah, CA Uni Sch Dist (FGIC Insd).........   *       08/01/17      1,163,614
 1,000    Vista, CA Mobile Home Pk Rev Estrella De
          Oro Mobile Home Ser A......................  5.875    02/01/28        950,210
                                                                           ------------
                                                                            227,800,917
                                                                           ------------
          PUERTO RICO  0.7%
   412    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR..............................  6.850    10/17/03        419,393
 1,170    Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized)........  6.850    10/15/23      1,201,789
                                                                           ------------
                                                                              1,621,182
                                                                           ------------
          U.S. VIRGIN ISLANDS  1.3%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A..........................  6.500    10/01/24      1,064,980
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A (ACA Insd)...............  6.125    10/01/29      1,023,910
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A..........................  6.375    10/01/19      1,063,340
                                                                           ------------
                                                                              3,152,230
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $217,898,790)...................................................    232,574,329
SHORT-TERM INVESTMENTS  0.7%
  (Cost $1,600,000).....................................................      1,600,000
                                                                           ------------
TOTAL INVESTMENTS  99.8%
  (Cost $219,498,790)...................................................    234,174,329
OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%..............................        424,693
                                                                           ------------
NET ASSETS 100.0%.......................................................   $234,599,022
                                                                           ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GEMIC--General Electric Mortgage Insurance Corp.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $219,498,790).......................    $234,174,329
Cash........................................................          40,784
Interest Receivable.........................................       3,310,740
Other.......................................................           6,208
                                                                ------------
    Total Assets............................................     237,532,061
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,468,930
  Investment Advisory Fee...................................         136,377
  Income Distributions--Preferred Shares....................          95,634
  Administrative Fee........................................          38,965
  Affiliates................................................           2,105
Trustees' Deferred Compensation and Retirement Plans........         134,257
Accrued Expenses............................................          56,771
                                                                ------------
    Total Liabilities.......................................       2,933,039
                                                                ------------
NET ASSETS..................................................    $234,599,022
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................          96,830
Paid in Surplus.............................................     143,433,980
Net Unrealized Appreciation.................................      14,675,539
Accumulated Net Realized Gain...............................         793,369
Accumulated Undistributed Net Investment Income.............         599,304
                                                                ------------
    Net Assets Applicable to Common Shares..................     159,599,022
                                                                ------------
NET ASSETS..................................................    $234,599,022
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($159,599,022 divided by
  9,682,997 shares outstanding).............................    $      16.48
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $ 7,039,041
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        828,620
Administrative Fee..........................................        236,748
Preferred Share Maintenance.................................         98,855
Trustees' Fees and Related Expenses.........................         17,960
Legal.......................................................          9,849
Custody.....................................................          6,847
Other.......................................................         90,615
                                                                -----------
    Total Expenses..........................................      1,289,494
    Less Credits Earned on Cash Balances....................            410
                                                                -----------
    Net Expenses............................................      1,289,084
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 5,749,957
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   793,895
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     15,223,488
  End of the Period.........................................     14,675,539
                                                                -----------
Net Unrealized Depreciation During the Period...............       (547,949)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   245,946
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 5,995,903
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,749,957        $ 11,605,398
Net Realized Gain..................................        793,895           1,538,717
Net Unrealized Appreciation/Depreciation During the
  Period...........................................       (547,949)          6,498,459
                                                      ------------        ------------
Change in Net Assets from Operations...............      5,995,903          19,642,574
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (4,269,987)         (9,120,944)
  Preferred Shares.................................     (1,315,962)         (2,747,249)
                                                      ------------        ------------
                                                        (5,585,949)        (11,868,193)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................     (1,023,493)                -0-
  Preferred Shares.................................       (316,695)                -0-
                                                      ------------        ------------
                                                        (1,340,188)                -0-
                                                      ------------        ------------
Total Distributions................................     (6,926,137)        (11,868,193)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (930,234)          7,774,381

NET ASSETS:
Beginning of the Period............................    235,529,256         227,754,875
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $599,304
  and $435,296, respectively)......................   $234,599,022        $235,529,256
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 SIX                             TWO
                                               MONTHS        YEAR ENDED        MONTHS
                                                ENDED       OCTOBER 31,         ENDED
                                              APRIL 30,   ----------------   OCTOBER 31,
                                                2001       2000     1999        1998
                                              ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).......................................   $16.58     $15.78   $ 17.93    $  17.85
                                               ------     ------   -------    --------
  Net Investment Income.....................      .59       1.20      1.20         .20
  Net Realized and Unrealized Gain/Loss.....      .03        .82     (1.90)        .09
                                               ------     ------   -------    --------
Total from Investment Operations............      .62       2.02      (.70)        .29
                                               ------     ------   -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.............      .44        .94       .99         .17
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .14        .28       .21         .04
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders.............      .11        -0-       .20         -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders........      .03        -0-       .05         -0-
                                               ------     ------   -------    --------
Total Distributions.........................      .72       1.22      1.45         .21
                                               ------     ------   -------    --------
NET ASSET VALUE, END OF THE PERIOD..........   $16.48     $16.58   $ 15.78    $  17.93
                                               ======     ======   =======    ========

Market Price Per Share at End of the
  Period....................................   $15.20     $15.00   $ 15.25    $18.4375
Total Investment Return at Market Price
  (b).......................................    4.98%**    4.70%   -11.34%       4.09%**
Total Return at Net Asset Value (c).........    2.65%**   11.44%    -5.69%       1.37%**
Net Assets at End of the Period (In
  millions).................................   $234.6     $235.5   $ 227.8    $  247.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares*..............    1.59%      1.62%     1.56%       1.58%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).......................................    5.46%      5.85%     5.78%       5.40%
Portfolio Turnover..........................       4%**      20%       24%          2%**
 * Ratio of Expenses to Average Net Assets
   Including Preferred Shares...............    1.09%      1.09%     1.07%       1.10%
** Non-Annualized

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.20 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                              SEPTEMBER 27, 1991
                                                               (COMMENCEMENT OF
                     YEAR ENDED AUGUST 31,                        INVESTMENT
    -------------------------------------------------------     OPERATIONS) TO
     1998       1997      1996      1995     1994     1993     AUGUST 31, 1992
--------------------------------------------------------------------------------
    $ 17.08   $  16.28   $ 16.13   $15.70   $17.45   $15.82        $ 14.81
    -------   --------   -------   ------   ------   ------        -------
       1.23       1.26      1.26     1.27     1.28     1.30           1.04
        .85        .90       .23      .52    (1.69)    1.66            .87
    -------   --------   -------   ------   ------   ------        -------
       2.08       2.16      1.49     1.79     (.41)    2.96           1.91
    -------   --------   -------   ------   ------   ------        -------
        .99       1.02      1.05     1.05     1.05      .98            .70
        .24        .25       .29      .31      .23      .21            .20
        .06        .07       -0-      -0-      .05      .11            -0-
        .02        .02       -0-      -0-      .01      .03            -0-
    -------   --------   -------   ------   ------   ------        -------
       1.31       1.36      1.34     1.36     1.34     1.33            .90
    -------   --------   -------   ------   ------   ------        -------
    $ 17.85   $  17.08   $ 16.28   $16.13   $15.70   $17.45        $ 15.82
    =======   ========   =======   ======   ======   ======        =======

    $17.875   $16.8125   $16.125   $15.00   $15.50   $16.75        $15.125
     12.96%     11.45%    14.89%    3.95%    -.90%   18.66%          5.69%**
     10.99%     11.96%     7.60%   10.02%   -3.81%   17.89%         11.80%**
    $ 247.0   $  239.4   $ 231.7   $230.2   $226.1   $243.0        $ 227.2
      1.59%      1.61%     1.64%    1.66%    1.62%    1.58%          1.55%
      5.63%      6.05%     5.95%    6.22%    6.34%    6.70%          6.09%
        21%        17%       10%      16%       7%      26%            93%**
      1.10%      1.10%     1.11%    1.10%    1.10%    1.07%          1.09%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $84,547.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $219,498,790; the aggregate gross unrealized appreciation is $15,578,510 and the aggregate gross unrealized depreciation is $902,971, resulting in net unrealized appreciation on long- and short-term investments of $14,675,539.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2001, the Trust's custody fee was reduced by $410 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .70% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $19,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

For the six months ended April 30, 2001, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,369,176 and $10,393,347, respectively.

4. PREFERRED SHARES

As of April 30, 2001, the Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2001 was 3.580% and for the six months then ended rates ranged from 3.450% to 6.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President
   and Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.